                                                                      EXHIBIT 10


                                FIRST AMENDMENT
                            TO AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of November 22, 1993 (this "Amendment"), by and among Tidewater Inc., a Delaware corporation (the "Company"), the Domestic Subsidiaries (as hereinafter defined) of the Company named on Exhibit "A" attached hereto and made a part hereof, which Domestic Subsidiaries constitute all of the Domestic Subsidiaries of the Company (herein together with the Company called the "Companies"), and First National Bank of Commerce, a national banking association, as agent (the "Agent"), and First National Bank of Commerce, AmSouth Bank N.A., The First National Bank of Boston and Whitney National Bank (the "Lenders").


                                    RECITALS

         A. The Companies and the Lenders have executed an Amended and Restated Revolving Credit and Term Loan Agreement, dated September 14, 1993 (the "Credit Agreement") providing for loans and extensions of credit of up to the aggregate principal sum of $60,000,000.

         B. The Companies have requested that the Credit Agreement be amended to exempt funds in rabbi trusts (established pursuant to its supplemental executive retirement plan and early retirement incentive programs) from the investment limitations imposed on the Companies pursuant to the Credit Agreement.


                                   AGREEMENT

         NOW, THEREFORE, for and in consideration of the mutual covenants, agreements and undertakings herein contained, the Companies and Lenders hereby agree as follows:

         1. Section 6.10(c) (Liens, Debt and Other Restrictions - Permitted Investments) is hereby amended to add the following as an additional paragraph at the end thereof:

         The foregoing restrictions on investments by the Companies shall not apply to funds maintained in rabbi trusts established by the Companies for supplemental executive retirement plans and early retirement incentive programs.

         2. The Company certifies and acknowledges to the Lenders as of the date of this Amendment, as follows: (i) all of the representatives and warranties contained in Section 5 of the Credit
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Agreement are true and correct as of the date hereof; (ii) the Companies are in compliance with all the covenants, terms and conditions of the Credit
Agreement; and (iii) no Default or Event of Default has occurred or in continuing.

         3. Except as otherwise specifically amended hereby, all of the covenants, terms and conditions of the Credit Agreement shall remain in full force and effect.

         4. All capitalized terms contained herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

         5. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained in any one counterpart hereof; each counterpart shall be deemed an original, but all of such counterparts together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                                   TIDEWATER INC.


                                        By:/s/ KEN C. TAMBLYN
                                           --------------------------------
                                           Name:   Ken C. Tamblyn
                                           Title:  Executive Vice President
                                                     and Chief Financial Officer



                                        EASTERN BOAT OPERATORS INC.
                                        GULF FLEET SUPPLY VESSELS, INC.
                                        HILLIARD OIL & GAS, INC.
                                        HILLIARD PROPERTIES, INC.
                                        J & H INVESTMENT PROPERTIES, INC.
                                        JACKSON MARINE CORPORATION
                                        JAVA BOAT CORPORATION
                                        MARINE LEASING COMPANY
                                        OFFSHORE EQUIPMENT COMPANY
                                        QUALITY SHIPYARDS, INC.
                                        S.O.P., INC.
                                        SCHOPCO, INC.
                                        SEAFARER BOAT CORPORATION
                                        TIDE OIL, INC.
                                        TIDEWATER ASIA/CHINA, INC.
                                        TIDEWATER ASSETS, INC.





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
                                        TIDEWATER BARGES, INC.
                                        TIDEWATER COMPRESSION SERVICE, INC.
                                        TIDEWATER CONTRACTORS, INC.
                                        TIDEWATER ENTERPRISES, INC.
                                        TIDEWATER FLEETS, INC.
                                        TIDEWATER GRAND ISLE, INC.
                                        TIDEWATER MARINE, INC.
                                        TIDEWATER MARINE ATLANTIC, INC.
                                        TIDEWATER MARINE PACIFIC, INC.
                                        TIDEWATER MARINE SERVICE, INC.
                                        TIDEWATER MARINE TOWING, INC.
                                        TIDEWATER MARINE WESTERN, INC.
                                        TIDEWATER MEDITERRANEAN, INC.
                                        TIDEWATER NAVIGATORS, INC.
                                        TIDEWATER NW JAVA, INC.
                                        TIDEWATER PACIFIC, INC.
                                        TIDEWATER REALTY, INC.
                                        TIDEWATER RESOURCES, INC.
                                        TIDEWATER SE SUMATRA, INC.
                                        TIDEWATER SERVICES, INC.
                                        TIDEWATER TRADERS, INC.
                                        TIDEWATER VENICE, INC.
                                        TIDEWATER VENTURES, INC.
                                        TIDEWATER VESSELS, INC.
                                        TMS ACQUISITION CORPORATION
                                        TT BOAT CORPORATION
                                        TWENTY GRAND MARINE SERVICE, INC.
                                        TWENTY GRAND OFFSHORE, INC.
                                        ZAPATA GULF MARINE CORPORATION
                                        ZAPATA GULF MARINE OPERATORS, INC.
                                        ZAPATA GULF PACIFIC, INC.
                                        ZAPATA MARINE (U.S.) INC.


                                        By:/s/ KEN C. TAMBLYN
                                           --------------------------------
                                           Name:   Ken C. Tamblyn
                                           Title:  Authorized Officer



                                        FIRST NATIONAL BANK OF COMMERCE,
                                          as Agent and Lender


                                        By:/s/ J. CHARLES FREEL, JR.
                                           ---------------------------------
                                           Name:   J. Charles Freel, Jr.
                                           Title:  Vice President





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                                        AMSOUTH BANK N.A., as Lender


                                        By:/s/ ANDREW W. BRASWELL
                                           ---------------------------------
                                           Name:   Andrew W. Braswell
                                           Title:  Commercial Loan Officer



                                        THE FIRST NATIONAL BANK OF BOSTON,
                                          as Lender


                                        By:/s/ DANIEL O'CONNOR
                                           ---------------------------------
                                           Name:   Daniel O'Connor
                                           Title:  Director



                                        WHITNEY NATIONAL BANK
                                          as Lender


                                        By:/s/ DONALD J. ZORNMAN
                                           ---------------------------------
                                           Name:   Donald J. Zornman
                                           Title:  Vice President





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
                                   EXHIBIT A

                         LIST OF DOMESTIC SUBSIDIARIES

                                                  State of
Name                                              Incorporation
- ----                                              -------------
Eastern Boat Operators, Inc.                      Louisiana
Gulf Fleet Supply Vessels, Inc.                   Louisiana
Hilliard Oil & Gas, Inc.                          Nevada
Hilliard Properties, Inc.                         Louisiana
J & H Investment Properties, Inc.                 Louisiana
Jackson Marine Corporation                        Delaware
Java Boat Corporation                             Louisiana
Marine Leasing Company                            Missouri
Offshore Equipment Company                        Delaware
Quality Shipyards, Inc.                           Louisiana
S.O.P., Inc.                                      Louisiana
Schopco, Inc.                                     Louisiana
Seafarer Boat Corporation                         Louisiana
Tide Oil, Inc.                                    Texas
Tidewater Asia/China, Inc.                        Louisiana
Tidewater Assets, Inc.                            Louisiana
Tidewater Barges, Inc.                            Louisiana
Tidewater Compression Service, Inc.               Texas
Tidewater Contractors, Inc.                       Louisiana
Tidewater Enterprises, Inc.                       Louisiana
Tidewater Fleets, Inc.                            Louisiana
Tidewater Grand Isle, Inc.                        Louisiana
Tidewater Marine, Inc.                            Louisiana
Tidewater Marine Atlantic, Inc.                   Delaware
Tidewater Marine Pacific, Inc.                    California
Tidewater Marine Service, Inc.                    Louisiana
Tidewater Marine Towing, Inc.                     Louisiana
Tidewater Marine Western, Inc.                    Texas
Tidewater Mediterranean, Inc.                     Louisiana
Tidewater Navigators, Inc.                        Louisiana
Tidewater NW Java, Inc.                           Louisiana
Tidewater Pacific, Inc.                           Missouri
Tidewater Realty, Inc.                            Louisiana
Tidewater Resources, Inc.                         Louisiana
Tidewater SE Sumatra, Inc.                        Louisiana
Tidewater Services, Inc.                          Louisiana
Tidewater Traders, Inc.                           Louisiana
Tidewater Venice, Inc.                            Louisiana
Tidewater Ventures, Inc.                          Louisiana
Tidewater Vessels, Inc.                           Louisiana
TMS Acquisition Corporation                       Louisiana
TT Boat Corporation                               Louisiana
Twenty Grand Marine Service, Inc.                 Louisiana





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
Twenty Grand Offshore, Inc.                        Louisiana
Zapata Gulf Marine Corporation                     Delaware
Zapata Gulf Marine Operators, Inc.                 Delaware
Zapata Gulf Pacific, Inc.                          Delaware
Zapata Marine (U.S.) Inc.                          Delaware





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